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                                                                  EXECUTION COPY

                                    INVESTORS' AGREEMENT (NO. 2) dated as of
                           October 10, 1996, among TW INC. (to be
                           renamed TIME WARNER INC.), a Delaware
                           corporation ("Holdco"), and the other parties signatory hereto (each an "Investor").

                  This Agreement is entered into pursuant to Section 6.02(f) of the Amended and Restated Agreement and Plan of Merger (the "Amended and Restated Merger A Agreement"), among Time Warner Inc., a Delaware corporation ("Parent"), Holdco, Time Warner Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Holdco, TW Acquisition Corp., a Georgia corporation and a direct wholly owned subsidiary of Holdco, and Turner Broadcasting System, Inc., a Georgia corporation (the "Company"). In connection with the TBS Merger (as defined in the Amended and Restated Merger Agreement), subject to certain exceptions, (a) each share of Class A Common Stock, par value $.0625 per share, of the Company and each share of Class B Common Stock, par value $.0625 per share, of the Company will be converted into the right to receive 0.75 shares of Common Stock, par value $0.01 per share, of Holdco ("Holdco Common Stock") and
(b) each share of Class C Convertible Preferred Stock, par value $.125 per share, of the Company will be converted into the right to receive 4.80 shares of Holdco Common Stock.



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                  Accordingly, it is hereby agreed as follows:

                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended and Restated Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

                  "Affiliate" and "Associate", when used with reference to any person, shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act, as in effect on the date of this Agreement.

                  A person shall be deemed the "beneficial owner" of, and shall be deemed to "beneficially own", and shall be deemed to have "beneficial ownership" of:

                  (i) any securities that such person or any of such person's Affiliates or Associates is deemed to "beneficially own" within the meaning of Rule 13d-3 under the Exchange Act, as in effect on the date of this Agreement; and

                  (ii) any securities (the "underlying securities") that such person or any of such person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise (it being understood that such person shall also be deemed to be the beneficial owner of the securities convertible into or exchangeable for the underlying securities).

                  "Covered Holdco Common Stock" shall mean (i) any shares of Holdco Common Stock transferred to an Investor



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pursuant to Section 3.02(h) of the Investors' Agreement (No. 1) dated as of
October 10, 1996, among Holdco and certain stockholders of Holdco and (ii) any shares of Holdco Common Stock acquired by any Investor pursuant to the TBS Merger otherwise than in exchange for Company Common Stock owned by such Investor on September 22, 1995.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect on the date in question, unless otherwise specifically provided.

                  "Investor" shall mean each person that executes this Agreement in such capacity.

                  "person" shall have the meaning given such term in the Amended and Restated Merger Agreement.

                  "Voting Power", when used with reference to any class or series of securities of Holdco, or any classes or series of securities of Holdco entitled to vote together as a single class or series, shall mean the power of such class or series (or such classes or series) to vote for the election of directors. For purposes of determining the percentage of Voting Power of any class or series (or classes or series) beneficially owned by any person, any securities not outstanding which are subject to conversion rights, exchange rights, rights, warrants, options or similar securities held by such person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class or series (or classes or series) beneficially owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series (or classes or series) beneficially owned by any other person.

                  "Voting Securities", when used with reference to any person, shall mean any securities of such person having Voting Power or any securities convertible into or exchangeable for any securities having Voting Power.



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                                   ARTICLE II

                             Securities Act; Legend

                  SECTION 2.01. Transfers of Holdco Common Stock. None of the Investors may offer for sale or sell any shares of Holdco Common Stock acquired pursuant to the Amended and Restated Merger Agreement, or any interest therein, except (a) pursuant to a registration of such shares under the Securities Act and applicable state securities laws or (b) in a transaction as to which such Investor has delivered an opinion of counsel or other evidence reasonably satisfactory to Holdco, to the effect that such transaction is exempt from, or not subject to, the registration requirements of, the Securities Act and applicable state securities laws.

                  SECTION 2.02. Legends on Certificates. Each Investor shall hold in certificate form all shares of Covered Holdco Common Stock owned by such Investor. Each certificate for shares of Covered Holdco Common Stock issued to or beneficially owned by a person that is subject to the provisions of this Agreement shall bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN INVESTORS' AGREEMENT (NO. 2) DATED AS OF OCTOBER 10, 1996 (THE "INVESTORS' AGREEMENT"), BETWEEN THE CORPORATION AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE. A COPY OF THE INVESTORS' AGREEMENT MAY BE OBTAINED FROM THE CORPORATION FREE OF CHARGE. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE AGREES TO COMPLY IN ALL RESPECTS WITH THE REQUIREMENTS OF THE INVESTORS' AGREEMENT.

                                   ARTICLE III

                           Covenants of the Investors



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                  SECTION 3.01. Transfer Restrictions. None of the Investors
may, without the prior written consent of Holdco, sell, transfer, pledge, encumber or otherwise dispose of, or agree to sell, transfer, pledge, encumber or otherwise dispose of, any Covered Holdco Common Stock, or any rights or options to acquire Covered Holdco Common Stock, except in a transaction complying with any of the following clauses:

                  (a) to the underwriters in connection with an underwritten public offering of shares of such securities on a firm commitment basis registered under the Securities Act, pursuant to which the sale of such securities is in a manner that is intended to effect a broad distribution;

                  (b) to any person in a transaction that complies with the volume and manner of sale provisions contained in Rule 144(e) and Rule 144(f) as in effect on the date hereof under the Securities Act (whether or not Rule 144 is in effect on the date of such transaction); provided, however, that dispositions pursuant to this clause (b) may not be made during any period that a person has made and not withdrawn or terminated a tender or exchange offer for Voting Securities of Holdco or announced its intention to make such an offer;

                  (c) to any person (including any pledgee of Covered Holdco Common Stock), other than a person that such Investor, or any of its Affiliates, Associates, directors or trustees, knows or, after commercially reasonable inquiry should have known, beneficially owns or, after giving effect to such sale, will beneficially own more than 5% of the aggregate Voting Power of the Voting Securities of Holdco;

                  (d) in a bona fide pledge of shares of Covered Holdco Common Stock to a financial institution to secure borrowings as permitted by applicable laws, rules and regulations; provided, however, that (i) such financial institution agrees to be bound by this Section 3.01 and
         (ii) the borrowings so secured are



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         full recourse obligations of the pledgor and are entered into substantially simultaneously with such pledge;

                  (e) upon five Business Days' prior notice to Holdco, pursuant to the terms of any tender or exchange offer for Covered Holdco Common Stock made pursuant to the applicable provisions of the Exchange Act or pursuant to any merger or consolidation of Holdco;

                  (f) to TCI Turner Preferred, Inc. ("TCITP") or its designee in accordance with the Stockholders' Agreement dated as of October 10, 1996, among TCITP, Holdco and certain stockholders of Holdco; or

                  (g) to Holdco.

                                   ARTICLE IV

                                  Miscellaneous

                  SECTION 4.01. Termination. The covenants and agreements of the Investors in Section 3.01 shall terminate, except with respect to liability for prior breaches thereof, on the earlier of (a) the fifth anniversary of the Effective Time of the Mergers and (b) the date on which the covenants and agreements contained in Section 3.02 of the Investors' Agreement (No. 1) dated as of October 10, 1996, among Holdco and certain of its other stockholders, have been terminated.

                  SECTION 4.02. Entire Agreement; Assignment. This Agreement (i) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise without the prior written consent of the other parties. Any attempted assignment or transfer in violation of this Section 4.02 shall be void and of no effect. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the


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                                                                               7

benefit of the parties hereto and their respective successors and assigns.

                  SECTION 4.03. Amendments; Waivers. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. The waiver by any party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach thereof.

                  SECTION 4.04. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given
(i) on the first Business Day following the date received, if delivered personally or by telecopy (with telephonic confirmation of receipt by the addressee), (ii) on the Business Day following timely deposit with an overnight courier service, if sent by overnight courier specifying next day delivery and
(iii) on the first Business Day that is at least five days following deposit in the mails, if sent by first class mail, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  If to any Investor, to:

                           R.E. Turner
                           In care of Turner Broadcasting System, Inc.
                           One CNN Center
                           Box 105366
                           Atlanta, GA 30348-5366
                           Facsimile: (404) 827-3000

                           For Courier delivery:
                           One CNN Center
                           Atlanta, GA 30303

                           Attention: General Counsel



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                  If to Holdco, to:

                           Time Warner Inc.
                           75 Rockefeller Plaza
                           New York, NY 10019
                           Facsimile: (212) 956-7281

                           Attention: General Counsel

                  with a copy (which shall not constitute notice) to:

                           Cravath, Swaine & Moore
                           Worldwide Plaza
                           825 Eighth Avenue
                           New York, NY 10019
                           Facsimile: (212) 474-3700

                           Attention:  Peter S. Wilson, Esq.

                  SECTION 4.05. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

                  SECTION 4.06. Specific Performance. Each party recognizes and acknowledges that a breach by it of Article III would cause the other parties to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each party agrees that in the event of any such breach any of the other parties shall be entitled to seek the remedy of specific performance of such Article III and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                  SECTION 4.07. Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.



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                  SECTION 4.08. Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  SECTION 4.09. Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision, and this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein. The parties shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provision with a valid provision the effects of which come as close as possible to those of such invalid, illegal or unenforceable provision.

                  SECTION 4.10. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.

                  IN WITNESS WHEREOF, Holdco and each Investor have caused this Agreement to be duly executed as of the day and year first above written.

                                          TW INC.,


                                            by /s/ Thomas W. McEnerney
                                               ------------------------------
                                               Name:  Thomas W. McEnerney
                                               Title: Vice President



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                                               INITIAL INVESTORS:

                                               TURNER FOUNDATION, INC.,


                                                 by /s/ R. E. Turner
                                                    --------------------------
                                                    Name:  R. E. Turner
                                                    Title: President


                                               ROBERT E. TURNER CHARITABLE
                                               REMAINDER UNITRUST NO. 2,


                                                 by /s/ R. E. Turner
                                                    --------------------------
                                                    Name:  R. E. Turner
                                                    Title: Trustee



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